UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

Matador Resources Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee paid previously with preliminary materials.

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V91629-P47107 MATADOR RESOURCES COMPANY 2026 Annual Meeting Vote by June 10, 2026 11:59 PM ET You invested in MATADOR RESOURCES COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 11, 2026. Get informed before you vote View the Annual Report for the year ended December 31, 2025, Notice of Annual Meeting and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 11, 2026 9:30 AM CDT Hilton Dallas Lincoln Centre 5410 LBJ Freeway Dallas, Texas 75240

Vote at www.ProxyVote.com V91630-P47107 Voting Items Board Recommends MATADOR RESOURCES COMPANY 2026 Annual Meeting Vote by June 10, 2026 11:59 PM ET THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Director Nominees: 1a. Joseph Wm. Foran For 1b. Reynald A. Baribault For 1c. Timothy E. Parker For 2. Advisory vote to approve the compensation of the Company’s named executive officers For 3. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.